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Exhibit 10.4

STATE OF FLORIDA AGENCY FOR HEALTH CARE ADMINISTRATION
COORDINATION OF BENEFITS AGREEMENT
AGREEMENT NO. AA051
AMENDMENT NO. 2

THIS COORDINATION OF BENEFITS AGREEMENT, entered into between the State of Florida, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and WELLCARE OF FLORIDA, INC., hereinafter referred to as the “Health Plan,” is hereby amended as follows:

1.	Section I., Definitions, Item D., Cost–Sharing Obligations, is hereby amended as follows:

D.
“Cost-Sharing Obligations” mean those financial payment obligations to be paid by the Agency in satisfaction of (i) deductibles, coinsurance and co-payments for the Medicare Part A and Medicare Part B programs with respect to certain dual eligible beneficiaries, as set forth in Exhibit A, Categories of Dual-Eligible Beneficiaries.  Such financial payment obligations shall not include premiums or cost-sharing relating to Medicare Part D benefits.

2.	Section I., Definitions, Item E., Dual Eligible Beneficiary or Dual Eligible Beneficiaries, is hereby amended as follows:

E.
“Dual Eligible Beneficiary” or “Dual Eligible Beneficiaries” means those categories of individuals identified in Exhibit A, Categories of Dual-Eligible Beneficiaries, that are eligible for Medicare benefits as well as medical assistance under the Medicaid State Plan.  Medical assistance may include Medicaid coverage of medical services, assistance in paying Medicare Part A and/or Part B premiums, and cost-sharing obligations for Medicare-covered services.  The Health Plan may choose which of these dual eligible beneficiaries to enroll in its Dual SNP based on the SNP type, i.e., All Dual, Full Benefit. Dual Subset, etc., that it will be offering under the terms of the Agreement.

3.	Section I., Definitions, Item K., Service Area, is hereby amended as follows:

K.
“Service Area” means the geographic area in which the health Plan’s SNP(s) operate(s) pursuant to Health Plan’s MA Contract as listed in Exhibit B, MA SNPS, Applicable Service Areas and Dual Eligible and Other Dual Eligible Categories.  The Health Plan agrees to notify the Agency if the Health Plan is approved to expand the service area under the MA Contract.

4.	Section I., Definitions, Item M., Wrap-Around Benefits, is hereby amended as follows:

M.
“Wrap-Around Benefits” mean those items and services that are (i) covered by the Medicaid State Plan for certain individuals identified in Exhibit A, Categories of Dual-Eligible Beneficiaries, (ii) not eligible for coverage as basic benefits under the Medicare Program and (iii) not covered by Health Plan’s SNP(s) as a Supplemental Benefit.

AHCA Agreement No. AA051, Amendment No. 2, Page 1 of 4

5.	Section II., Scope, Item A., Coordination, sub-item 1. is hereby amended as follows:

1.
Coordination.  The Health plan will perform a substantial role coordinating and arranging the Medicare and/or Medicaid benefits and services for dual eligible beneficiaries who are members of the Health Plan’s SNP(s), as set forth in Exhibit A, Categories of Dual-Eligible Beneficiaries, and Sections III and IV.

6.	Section II., Scope, Item A., Financial Responsibilities, sub-item 2. is hereby amended as follows:

2.
Financial Responsibilities.  Pursuant to the Medicaid State plan, the Agency will remain financially responsible for cost-sharing obligations and wrap-around benefits for certain dual eligible beneficiaries, who are members of Health Plan’s SNP(s).  The Agency may have financial responsibility for Medicare Part A and/or Medicare Part B premiums for select categories of dual eligible beneficiaries, as set forth in Exhibit A, Categories of Dual-Eligible Beneficiaries.  The Agency is not responsible for payment of Medicare Advantage premiums for mandatory or optional Supplemental Benefits, unless specifically prescribed in the Medicaid State Plan.

7.	Section III., Health Plan Responsibilities, Item B., Comprehensive Written Statement of Benefits, sub-item 1. is hereby amended as follows:

1.
Comprehensive Written Statement of Benefits.  Prior to enrolling any individual into the Health Plan’s SNP, the Health Plan shall provide such individual with a comprehensive written statement describing the Medicare and Medicaid benefits and cost-sharing protections the individual would receive as a Member of Health Plan’s SNP.  Such written statement shall include such information and be formatted in accordance with the requirements established by CMS.  The Health Plan and the Agency agree that the Medicaid State Plan sets forth the Medicaid benefits that the Agency will provide members, and the Health Plan will document in the comprehensive written statement of benefits.  The Health Plan shall submit its Comprehensive Written Statement of Benefits to the Agency for review and approval.  The Agency shall complete its review within forty-five (45) days of receipt.

Current Florida Medicaid benefits are included as Exhibit C, Florida Medicaid Benefits, and can be found at the following links:

http://ahca.myflorida.com/Medicaid/flmedicaid.shtml

http://portal.flmmis.com/FLPublic/Provider_ProviderSupport/Provider_ProviderSupport_ProviderHandbooks/tabld/42/Default.aspx

8.	Section III., Health Plan Responsibilities, Item E., Reporting, sub-item (i) is hereby amended as follows:

(i).	A summary identifying the Health Plan’s service area(s) (Exhibit B, MA SNPS, Applicable Service Areas and Dual Eligible and other Dual Eligible Categories);

AHCA Agreement No. AA051, Amendment No. 2, Page 2 of 4

9.	Section V., Term, Termination, Renewal and Amendment Procedure is hereby deleted in its entirety and replaced with the following:

V.	TERM, RENEWAL, TERMINATION AND AMENDMENT PROCEDURE

A.	Term. This Agreement shall begin upon execution by both Parties or January 1, 2012 (whichever is later) and end on December 31, 2012, inclusive (Initial Term).

B.
Renewal.  This Agreement may be renewed for a period that may not exceed three (3) years or the term of the original Agreement, whichever period is longer.  Renewal shall be in writing and subject to the same terms and conditions set forth in the initial Agreement.

C.
Termination.  This Agreement shall automatically terminate upon the termination or expiration of the Health Plan’s MA Contract with CMS to sponsor the Health Plan’s SNP(s), regardless of the reason for such termination or expiration.  Furthermore, either Party may terminate this Agreement without cause upon thirty (30) days advance written notice to the other Party, or earlier upon mutual consent.

D.	Amendment. This Agreement may be amended upon written Agreement signed by Parties.

10.
Pursuant to Section V, Term, Renewal, Termination and Amendment Procedure, Item B., Renewal, both Parties hereby agree to exercise the first renewal option of the Agreement for a period of twelve (12) months beginning January 1, 2013 and ending on December 31, 2013.

11.	Section VI., Coordination of Services, Item B., Appeals and Grievances, sub-item 1. Is hereby amended as follows:

1.	The Health Plan is subject to, and shall comply with, all Medicare Laws relating to Member grievances and appeals.

12.	Section VII., Miscellaneous, Item D., Exhibits, sub-item 1., is hereby amended to include the following, attached hereto:

•	Exhibit C, Florida Medicaid Benefits

All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

This amendment and all its attachments are hereby made a part of the Contract.

This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

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AHCA Agreement No. AA051, Amendment No. 2, Page 3 of 4

IN WITNESS WHEREOF, authorized representatives of the Parties have caused this three hundred forty-five (345) page Amendment, which includes any referenced exhibits, to be executed.  This Amendment is not valid until signed and dated by both parties.

WELLCARE OF FLORIDA, INC.		STATE OF FLORIDA, AGENCY FOR
HEALTH CARE ADMINISTRATION

SIGNED		SIGNED
BY:	/s/Christina Cooper	BY:	/s/ Tonya Kidd

NAME:	Christina Cooper	NAME:	Elizabeth Dudek

TITLE:	President, Florida Division	TITLE:	Secretary

DATE:	6/18/12	DATE:	6/21/12

List of Exhibits included as part of this Agreement:

Exhibit C – Florida Medicaid Benefits (341 pages)

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AHCA Agreement No. AA051, Amendment No. 2, Page 4 of 4

EXHIBIT C
FLORIDA MEDICAID BENEFITS